UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 21, 2011 (November 15, 2011)
ABERCROMBIE & FITCH CO.
(Exact name of registrant as specified in its charter)

Delaware	1-12107	31-1469076

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6301 Fitch Path, New Albany, Ohio	43054

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (614) 283-6500
Not Applicable
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.
On November 15, 2011, Abercrombie & Fitch Co. (the “Registrant”) issued a press release (the “Release”) reporting the Registrant’s unaudited financial results for the thirteen weeks (quarterly period) and thirty-nine weeks (year-to-date period) ended October 29, 2011. A copy of the Release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.
The Registrant also made available in conjunction with the Release additional unaudited quarterly financial information as of and for the quarterly periods in the fiscal years ended January 28, 2012 and January 29, 2011. Additional financial information was made available for the fiscal years ended January 30, 2010, January 31, 2009, and February 2, 2008. The additional financial information is furnished as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated herein by reference.
The Registrant also made available in conjunction with the Release an investor presentation of results for the quarterly period ended October 29, 2011. The presentation, which is available under the “Investor Presentations” tab in the “Investors” section of the Registrant’s website, located at www.abercrombie.com, is furnished as Exhibit 99.3 to this Current Report on Form 8-K and is incorporated herein by reference.
The Registrant’s management conducted a conference call on November 16, 2011, at approximately 8:30 a.m., Eastern Time, to review the Registrant’s financial results for the thirteen week period ended October 29, 2011. A copy of the transcript of the conference call is furnished as Exhibit 99.4 to this Current Report on Form 8-K and is incorporated herein by reference.
Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
On November 15, 2011, the Board of Directors (the “Board”) of the Registrant approved amendments to Sections 1.09 and 2.04 of the Registrant’s Amended and Restated Bylaws. Section 1.09 addresses the requirements to be satisfied by a stockholder who wishes to bring business (other than nominations for election to the Board) before an annual meeting of stockholders. Section 2.04 addresses the requirements to be satisfied by a stockholder who wishes to nominate candidates for election as directors at an annual meeting of stockholders or at any special meeting of stockholders called for the purpose of electing directors.
The amendments to Sections 1.09 and 2.04 of the Amended and Restated Bylaws clarify that a proposing or nominating shareholder, as the case may be, must be a stockholder of record on both the date of the giving of the required notice of proposed business or nomination, as appropriate, and the record date for determining the stockholders entitled to notice of and vote at the relevant meeting of stockholders.
The notice of a proposing or nominating stockholder in respect of an annual meeting must be in writing and delivered and received by the Secretary at the Registrant’s executive offices not less than 120 days nor more than 150 days prior to the anniversary date of the immediately preceding annual meeting of stockholders. Previously, these dates had been based on the anniversary date of the proxy statement furnished in connection with the last annual meeting of stockholders. If the annual meeting is called for a date that is not within 25 days before or after the anniversary date of the immediately preceding annual meeting of stockholders, to be timely, the notice must be received not later than the close of business on the tenth day following the day on which notice of the date of the annual meeting was mailed or public disclosure of the date of the annual meeting was made, whichever occurs first.

In the case of a special meeting of stockholders called for the election of directors, the nominating stockholder’s notice must be delivered and received by the Secretary at the Registrant’s executive offices not later than the close of business on the tenth day following the day on which notice of the date of the special meeting was mailed or public disclosure of the date of the special meeting was made, whichever first occurs.
In order to provide timely notice, stockholders of the Registrant seeking to bring business before the 2012 Annual Meeting of Stockholders, or to nominate candidates for election as directors at the 2012 Annual Meeting, must ensure the required notice is delivered to or mailed and received by the Secretary at the executive offices of the Registrant no earlier than January 17, 2012 and no later than February 18, 2012. These dates differ from those disclosed under the captions “PROPOSAL 1 — ELECTION OF DIRECTORS — Director Nominations” and “STOCKHOLDER PROPOSALS FOR 2012 ANNUAL MEETING OF STOCKHOLDERS” in the Registrant’s Proxy Statement for the Annual Meeting of Stockholders held on June 16, 2011.
The informational requirements for stockholder notices under amended Section 1.09 and amended Section 2.04 are significantly more detailed than had previously been required and include the disclosure of all derivative and synthetic instruments and short interests held by the proposing or nominating stockholder and such stockholder’s affiliates or associates as well as by any proposed nominee. The notice to be submitted by a stockholder must now include the following information:
•	as to the stockholder giving notice and the beneficial owner, if any, on whose behalf the proposal or nomination is being made:
•	the name and address of each such person — in the case of proposed nominations, the record address of the stockholder giving the notice and the principal place of business of the beneficial owner must be provided
•	(A) the class and number of all shares of the Registrant owned beneficially or of record by such person and any affiliates or associates of such person; (B) the name of each nominee holder of shares of the Registrant owned beneficially but not of record by such person or any affiliates or associates of such person, and the number of such shares of the Registrant held by each such nominee holder; (C) whether and the extent to which any derivative instrument, swap, option, warrant, short interest, hedge or profit interest or other transaction has been entered into by or on behalf of such person, or any affiliates or associates of such person, with respect to the stock of the Registrant; and (D) whether and the extent to which any other transaction, agreement, arrangement or understanding (including any short position or any borrowing or lending of shares of the Registrant) has been made by or on behalf of such person, or any affiliates or associates of such person, the effect or intent of which is to mitigate loss to, or to manage risk or benefit of stock price changes for, such person, or any affiliates or associates or such person, or to increase or decrease the voting power or pecuniary or economic interest of such person, or any affiliates or associates of such person, with respect to shares of the Registrant

•	a description of all agreements, arrangements or understandings (written or oral) between or among such person, or any affiliates or associates of such person, and (i) in the case of the proposal of business to be brought before an annual meeting, any other person or persons (including their names) in connection with the proposal of such business and any material interest of such person or any affiliates or associates of such person, in such business, including any anticipated benefit therefrom to such person, or any affiliates or associates of such person; or (ii) in the case of proposed nominations for election as directors at an annual meeting or a special meeting, any proposed nominee or any other person or persons (including their names) pursuant to which the nomination(s) are being made by such person, or any affiliates or associates of such person, in such nomination, including any anticipated benefit therefrom to such person, or any affiliates of such person
•	a representation that the stockholder giving notice intends to appear in person or by proxy at the annual meeting or special meeting to bring the business described in its notice or nominate the persons named in its notice, as appropriate
•	any other information relating to such person that would be required to be disclosed in a proxy statement or other filing required to be made in connection with the solicitation of proxies by such person with respect to the proposed business to be brought or for an election of directors
•	as to each matter the stockholder proposes to bring before the annual meeting (other than nominations for election to the Board), a brief description of the business desired to be brought before the annual meeting, including the complete text of any resolutions to be presented at the annual meeting and the reason for conducting such business at the annual meeting
•	as to each proposed nominee for election as a director:
•	the name, age, business address and residence address of such person
•	the principal occupation or employment of such person
•	the same information regarding shares of the Registrant owned beneficially or of record by such person or any affiliates or associates of such person as would be required to be provided by the nominating stockholder as described above
•	any other information relating to such person that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for election of directors pursuant to the SEC’s proxy rules
•	a written consent of the proposed nominee to be named as a nominee and to serve as a director if elected

A stockholder providing notice of business proposed to be brought before an annual meeting or of any nomination proposed to be made at an annual meeting or special meeting must update and supplement such notice, if necessary, so that the information provided is true and correct as of the record date for determining the stockholders entitled to receive notice for the annual meeting. Such update and supplement must be delivered and received by the Secretary at the executive offices of the Registrant not later than five days after the record date for the meeting at issue.
The advance notice requirements in amended Section 1.09 with respect to business (other than nominations for election to the Board) to be brought before an annual meeting of stockholders will not be deemed to affect any rights of stockholders to request inclusion of proposals in the Registrant’s proxy statement pursuant to Rule 14a-8 unless the Securities Exchange Act of 1934 (or any successor provision).
The foregoing summary of amended Section 1.09 and amended Section 2.04 of the Registrant’s Amended and Restated Bylaws is qualified by reference to the full text of those Sections, which are included in Exhibit 3.1 to this Current Report on Form 8-K and incorporated herein by this reference.
Item 8.01. Other Events.
In the Release, the Registrant also announced that the Board of Directors of the Registrant had declared a quarterly cash dividend of $0.175 per share in respect of the Registrant’s Class A Common Stock. The dividend was declared on November 15, 2011 and is payable on September 13, 2011 to shareholders of record at the close of business on August 29, 2011.
On November 15, 2011, the Board of the Registrant also approved amendments to the Registrant’s Corporate Governance Guidelines which serve to, among other things:
•	confirm that in identifying and selecting a nominee for election as a director, the Board and the Nominating and Board Governance Committee shall consider, among other things, the Registrant’s strong commitment to diversity and inclusion at all levels of the Registrant;
•	reflect the phased elimination of the classified structure of the Board;
•	implement a retirement policy for directors, pursuant to which each director will not, as a matter of course, be nominated by the Board to stand for election or re-election after reaching age 75; however, the Board may nominate any such director for election or re-election if the Board believes such director’s service on the Board is in the best interests of the Registrant and its stockholders. This policy will apply to directors joining the Board after the date of the amendment;
•	require a director whose resignation is under consideration (due to the director’s failing to receive the required number of votes for re-election in accordance with the Registrant’s Amended and Restated Bylaws) to abstain from participation in any decision regarding that resignation; and

•	require that non-management directors meet (without management present) at each regularly scheduled in-person Board meeting, as has been done, as a matter of practice, for the past several years.

The Corporate Governance Guidelines (as amended through November 15, 2011) are available on the “Corporate Governance” page of the Registrant’s website at www.abercrombie.com, accessible through the “Investors” page.
Item 9.01. Financial Statements and Exhibits.
(a) through (c) Not applicable
(d) Exhibits:
The following exhibits are included with this Current Report on Form 8-K:

Exhibit No.	Description

3.1	Certificate regarding Approval of Amendments to Sections 1.09 and 2.04 of Amended and Restated Bylaws of Abercrombie & Fitch Co. by Board of Directors of Abercrombie & Fitch Co. on November 15, 2011

99.1	Press Release issued by Abercrombie & Fitch Co. on November 15, 2011

99.2	Additional Unaudited Quarterly and Year-To-Date Financial Information made available by Abercrombie & Fitch Co. in conjunction with Press Release on November 15, 2011

99.3
Investor presentation of results for the quarterly period ended October 29, 2011, and for the Fiscal 2011 year-to-date made available by Abercrombie & Fitch Co. with the Press Release issued on November 15, 2011

99.4	Transcript of conference call held by management of Abercrombie & Fitch Co. on November 16, 2011

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ABERCROMBIE & FITCH CO.
Dated: November 21, 2011	By:	/s/ Jonathan Ramsden
Jonathan E. Ramsden
Executive Vice President and Chief Financial Officer

INDEX TO EXHIBITS
Current Report on Form 8-K
Dated November 21, 2011
Abercrombie & Fitch Co.

Exhibit No.	Description

3.1	Certificate regarding Approval of Amendments to Sections 1.09 and 2.04 of Amended and Restated Bylaws of Abercrombie & Fitch Co. by Board of Directors of Abercrombie & Fitch Co. on November 15, 2011

99.1	Press Release issued by Abercrombie & Fitch Co. on November 15, 2011

99.2	Additional Unaudited Quarterly and Year-to-Date Financial Information made available by Abercrombie & Fitch Co. in conjunction with Press Release on November 15, 2011

99.3
Investor presentation of results for the quarterly period ended October 29, 2011, and for the Fiscal 2011 year-to-date made available by Abercrombie & Fitch Co. with the Press Release issued on November 15, 2011

99.4	Transcript of conference call held by management of Abercrombie & Fitch Co. on November 16, 2011